THE JENSEN PORTFOLIO

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 1999

LETTER FROM THE INVESTMENT ADVISER

DECEMBER 31, 1999

Dear Fellow Shareholders:

  By the time this letter is published the third millennium will have begun, hopefully to everyone's pleasure. "Y2K" may well be remembered more as a computer glitch than mankind's second risk of an apocalypse. Without question, the computer has been a watershed in the human condition by significantly speeding things up. (Whether speed improves the human condition is another matter.) Nonetheless, economic historians will surely attach significance to the computer equal to that of the Industrial Revolution.

  For years, Wall Street has had a romance with the computer - an affair that can be characterized as violent. IBM and the seven dwarfs (the dwarfs being firms that were unable to achieve any success with computers) were the first of the genre. Some rockets followed such as Wang and Amdahl. Then there was the computer leasing industry whose companies joined IBM and Xerox in orbit until investors realized there was no economic benefit to the owners of computer leasing companies. Much credit is due IBM because the company has retained its dominance in mainframes, but, alas, missed the opportunity of a lifetime in personal computers. Many experts now proclaim the imminent demise of the PC. No industry has benefited more from computers than Wall Street itself. (Perhaps the downside to speed is obsolescence.) Besides the commissions the industries' shares have created, security firms could not even begin to process the volume of shares being traded today without the computer.

  While the computer is the story in the history of 20th century security markets, there has been other excitement:

  Notable events included:

  o The curtain being drawn on Standard Oil of New Jersey, American Telephone and Telegraph, and possibly Microsoft for monopolistic practices;

  o The closing of the New York Stock Exchange for six months in 1914 for fear that Europeans would peddle their considerable holdings of US securities for gold;

  o The market being blamed for the Great Depression although less than 10 percent of Americans held directly or indirectly any securities;

  o The President of the New York Stock Exchange, Richard A. Whitney, being sent to Sing Sing for embezzling $1,000,000;

  o The unprecedented one session drop of 22% in the Dow Jones Industrial Average in October, 1987-being made back in the ensuing year;

  o May Day in 1975. Ominous to the brokerage community since rates fixed by the New York Stock Exchange were ordered to become negotiable-set by the customer instead of the house;

  o A small group of financiers called Long Term Capital Management would nearly cause markets to destruct due to their heavy reliance on borrowings from their clients who were often making the same bets with other money;

  o That a government agency would be created that would become the best contribution to orderly and fair markets in the century if not the millennium. The Securities and Exchange Commission, financed entirely by fees extracted from the sale of securities, is a model for other countries. To be sure the Agency's challenges mount as armies of accountants and lawyers figure how to shape the rules in their clients' favor.

  This is not to disguise the impact of the Internet on securities. In a historical blink of an eye, this thing called technology created an industry that just might have reset the rules for investing. According to a recent New York Times article, Oracle has a larger market cap than the gross domestic product of Chile; Hewlett-Packard than Greece; America Online than Philippines; and VA Linux Systems (with no prospects of making money anytime soon) than Latvia. The Times article concluded that there probably is no other reasonable comparison to use; (instead of formulas such as price to earnings), it is just price to fantasy.

  The fact that there are two distinct operations in securities markets is clearly reflected in valuations in the Portfolio. Leon Cooperman, a prominent hedge fund manager, was quoted in the New York Times saying "There is an unbridled willingness to speculate, but no willingness to speculate on value." This is reflected in the companies in the Portfolio; those that have been identified as having direct involvement in the Internet have significantly outperformed those that investors believe do not.

  Among those of the Internet endowed in the Portfolio are Adobe (up 187% for the calendar year), General Electric (up 54%); Intel (up 41%) and Omnicom (up 76%). Omnicom may be the least well known. The firm is the world's largest advertising group ("Got Milk?") and began investing in Internet advertising agencies in 1995. All told, the company has invested $92 million in Internet advertising agencies that analysts estimate are worth $3.5 billion. Since the Internet did not exist at the beginning of the Portfolio's required 10 consecutive years of high return-one has to credit the managers of these four companies with prescient vision.

  In November, Mutual Funds Magazine (a subsidiary of Time Inc.) notified The Jensen Portfolio that it had been elevated to five stars for risk-adjusted return out of a field of 2,680 funds.

  The performance of the fund was 13.89% for the one year period ended November 30, 1999.

  Listed below are the Internet addresses of the companies held at the end of the period in the Portfolio:

Abbott Labs                                   www.abbott.com
Adobe Systems                                  www.adobe.com
American Power Conversion                       www.apec.com
Automatic Data Processing                        www.adp.com
Clorox                                        www.clorox.com
Coca-Cola                        www.thecoca-colacompany.com
Dionex                                        www.dionex.com
Equifax                                      www.equifax.com
Gannett Co.                                  www.gannett.com
General Electric                                  www.ge.com
Intel                                           www.intc.com
Medtronic                                  www.medtronic.com
Merck                                          www.merck.com
Omnicom Group                           www.omnicomgroup.com
Paychex                                      www.paychex.com
Sara Lee Corp.                               www.saralee.com
State Street Corp.                       www.statestreet.com
Stryker                                      www.stryker.com
WD-40                                           www.wd40.com

Respectfully,

/s/ Val Jensen

Val Jensen
Chairman, Jensen Investment Management

STATEMENT OF ASSETS & LIABILITIES
NOVEMBER 30, 1999 (UNAUDITED)

ASSETS:
Investments, at value (cost $15,246,103)                        $26,516,716
Dividend and interest income receivable                              17,231
Other assets                                                          5,819
                                                                -----------
                         TOTAL ASSETS                            26,539,766
                                                                -----------
LIABILITIES:
Payable to Investment Adviser                                        10,893
Payable to directors                                                  8,246
Payable to custodian                                                353,684
Accrued expenses                                                     22,742
                                                                -----------
                         TOTAL LIABILITIES                          395,565
                                                                -----------
NET ASSETS                                                      $26,144,201
                                                                -----------
                                                                -----------

NET ASSETS CONSIST OF:
Capital stock                                                   $14,316,813
Unrealized appreciation on investments                           11,270,613
Accumulated undistributed net investment income                       5,602
Accumulated undistributed net realized gain                         551,173
                                                                -----------
                         TOTAL NET ASSETS                       $26,144,201
                                                                -----------
                                                                -----------

NET ASSET VALUE PER SHARE, 1,241,498
  SHARES OUTSTANDING (100,000,000 SHARES
  AUTHORIZED, $.001 PAR VALUE)                                       $21.06
                                                                     ------
                                                                     ------

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1999 (UNAUDITED)

Number of Shares                                                  Market Value
----------------                                                  ------------
                 COMMON STOCK 90.26%

                 ADVERTISING 5.39%
       16,000    Omnicom Group Inc.                                $ 1,410,000
                                                                   -----------

                 BANKS 4.64%
       16,500    State Street Corporation                            1,211,719
                                                                   -----------

                 BEVERAGES 4.89%
       19,000    The Coca-Cola Company                               1,278,938
                                                                   -----------

                 CHEMICAL SPECIALTY 2.22%
       25,000    WD-40 Company                                         581,250
                                                                   -----------

                 COMPUTER SOFTWARE SERVICES 12.20%
       22,000    Adobe Systems
                   Incorporated                                      1,511,125
       34,000    Automatic Data
                   Processing, Inc.                                  1,678,750
                                                                   -----------
                                                                     3,189,875
                                                                   -----------

                 DRUGS 4.62%
       15,400    Merck & Company, Inc.                               1,208,900
                                                                   -----------

                 ELECTRICAL EQUIPMENT 10.56%
       45,000    American Power Conversion
                   Corporation #<F1>                                 1,071,562
       13,000    General Electric Company                            1,690,000
                                                                   -----------
                                                                     2,761,562
                                                                   -----------

                 FINANCIAL SERVICES 3.06%
       20,000    Paychex, Inc.                                         798,750
                                                                   -----------

                 FOOD PROCESSING 1.86%
       20,000    Sara Lee Corporation                                  485,000
                                                                   -----------

                 HOUSEHOLD PRODUCTS 5.03%
       29,500    Clorox Company                                      1,314,594
                                                                   -----------

                 INDUSTRIAL SERVICES 4.73%
       50,000    Equifax Inc.                                        1,237,500
                                                                   -----------

                 MEDICAL SUPPLIES 14.55%
       36,000    Abbott Laboratories                                 1,368,000
       48,000    Medtronic, Inc.                                     1,866,000
       10,000    Stryker Corporation                                   569,375
                                                                   -----------
                                                                     3,803,375
                                                                   -----------

                 NEWSPAPERS 4.11%
       15,000    Gannett Company, Inc.                               1,073,437
                                                                   -----------

                 PRECISION INSTRUMENTS 5.95%
       40,000    Dionex Corporation #<F1>                            1,555,000
                                                                   -----------

                 SEMICONDUCTORS 6.45%
       22,000    Intel Corporation                                   1,687,125
                                                                   -----------

                 Total Common Stock
                 (Cost $12,326,412)                                 23,597,025
                                                                   -----------

Principal Amount                                                  Market Value
----------------                                                  ------------
                 SHORT-TERM INVESTMENTS 11.17%

                 VARIABLE RATE DEMAND NOTES*<F2> 11.17%
   $  754,068    Firstar Bank, N.A.,
                   5.3400%                                             754,068
    1,000,000    General Mills, Inc.,
                   5.1950%                                           1,000,000
      821,037    Warner-Lambert Company,
                   5.1950%                                             821,037
      344,586    Wisconsin Corporate
                   Central Credit Union,
                   5.2600%                                             344,586
                                                                   -----------
                 Total Short-Term Investments
                 (Cost $2,919,691)                                   2,919,691
                                                                   -----------
                 Total Investments 101.43%
                 (Cost $15,246,103)                                 26,516,716
                                                                   -----------
                 Liabilities, Less
                   Other Assets  (1.43%)                              (372,515)
                                                                   -----------
                 NET ASSETS 100.00%                                $26,144,201
                                                                   -----------
                                                                   -----------

#<F1>  Non income producing security.

*<F2> Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rate changes periodically on specified dates. The rate is as of November 30, 1999.

                       See notes to financial statements.

STATEMENT OF OPERATIONS
SIX MONTHS ENDED NOVEMBER 30, 1999 (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                                    $  126,274
Interest income                                                        18,127
                                                                   ----------
                                                                      144,401
                                                                   ----------

EXPENSES:
Investment advisory fees                                               62,320
Shareholder servicing and accounting                                   19,032
Administration fees                                                    12,627
Professional fees                                                       9,844
Directors' fees and expenses                                            7,851
Custody fees                                                            2,337
Reports to shareholders                                                 2,196
Federal and state registration fees                                       897
Other                                                                     549
                                                                   ----------
          Total expenses                                              117,653
                                                                   ----------

NET INVESTMENT INCOME                                                  26,748
                                                                   ----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investment transactions                          935,891
Change in unrealized appreciation on investments                    1,094,507
                                                                   ----------
Net gain on investments                                             2,030,398
                                                                   ----------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                        $2,057,146
                                                                   ----------
                                                                   ----------

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                       ENDED        YEAR ENDED
                                                   NOV. 30, '99     MAY 31, '99
                                                   ------------     -----------
                                                    (UNAUDITED)
OPERATIONS:
   Net investment income                            $    26,748     $    59,962
   Net realized gain (loss) on
     investment transactions                            935,891        (281,552)
   Change in unrealized
     appreciation on
     investments                                      1,094,507       3,400,417
                                                    -----------     -----------
   Net increase in net assets
     resulting from operations                        2,057,146       3,178,827
                                                    -----------     -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                          419,506       2,502,390
   Shares issued to holders in
     reinvestment of dividends                           12,090          45,090
   Shares redeemed                                     (866,238)     (1,011,162)
                                                    -----------     -----------
   Net increase (decrease)                             (434,642)      1,536,318
                                                    -----------     -----------

DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS:
   Net investment income                                (21,147)        (59,962)
   In excess of net investment
     income #<F3>                                             0         (12,712)
                                                    -----------     -----------
   Total dividends and
     distributions                                      (21,147)        (72,674)
                                                    -----------     -----------

INCREASE
   IN NET ASSETS                                      1,601,357       4,642,471

NET ASSETS:
   Beginning of period                               24,542,844      19,900,373
                                                    -----------     -----------
   End of period (including
     undistributed net investment
     income of $5,602 and
     $0, respectively)                              $26,144,201     $24,542,844
                                                    -----------     -----------
                                                    -----------     -----------

#<F3>  On a tax basis, this is not a return of capital.

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                           ENDED        YEAR ENDED      YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED
Per Share Data:                        NOV. 30, '99     MAY 31, '99     MAY 31, '98     MAY 31, '97      MAY 31, '96    MAY 31, '95
                                       ------------     -----------     -----------     -----------      -----------    -----------
                                        (UNAUDITED)
Net asset value,
     beginning of period                   $19.42           $16.87          $14.78          $12.16            $9.94          $8.80

Income from investment
     operations:
     Net investment income                   0.02             0.05            0.23            0.10             0.15           0.14
     Net realized and unrealized
        gains on investments                 1.64             2.56            2.46            2.63             2.23           1.15
                                           ------           ------          ------          ------           ------         ------
     Total from investment
        operations                           1.66             2.61            2.69            2.73             2.38           1.29
                                           ------           ------          ------          ------           ------         ------
Less distributions:
     Dividends from net investment
       income                               (0.02)           (0.05)          (0.23)          (0.10)           (0.15)         (0.15)
     Distribution in excess of net
       investment income                       --            (0.01)             --           (0.01)           (0.01)            --
     From net realized gains                   --               --           (0.37)             --               --             --
                                           ------           ------          ------          ------           ------         ------
                                            (0.02)           (0.06)          (0.60)          (0.11)           (0.16)         (0.15)
                                           ------           ------          ------          ------           ------         ------
Net asset value,
     end of period                         $21.06           $19.42          $16.87          $14.78           $12.16          $9.94
                                           ------           ------          ------          ------           ------         ------
                                           ------           ------          ------          ------           ------         ------

Total return(1)<F4>                          8.54%           15.51%          18.28%          22.56%           24.14%         14.84%

Supplemental data and ratios:
     Net assets,
        end of period                 $26,144,201      $24,542,844     $19,900,373     $14,511,087      $11,257,030     $9,859,630

     Ratio of expenses to
       average net assets(2)<F5>             0.94%            0.96%           1.02%           1.32%            1.20%          1.20%

     Ratio of net investment income
       to average net assets(2)<F5>          0.21%            0.27%           1.44%           0.61%            1.23%          1.48%

     Portfolio turnover rate                12.86%           13.87%          20.80%          24.50%           47.93%         11.27%

(1)<F4>   Not annualized for the six months ended November 30, 1999.

(2)<F5> Annualized for the six months ended November 30, 1999. Without expense waivers or voluntary reimbursements of $4,043 for the year ended May 31, 1997, $30,602 for the year ended May 31, 1996 and $50,889 for the year ended May 31, 1995, the ratio of expenses to average net assets would have been 1.35%, 1.49% and 1.75%, respectively, and the ratio of net income to average net assets would have been 0.58%, 0.94% and 0.93%, respectively. For the six months ended November 30, 1999 and the years ended May 31, 1999 and May 31, 1998 the ratio of expenses to average net assets was less than the annual expense limit.

                       See notes to financial statements.

NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 1999 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT
   ACCOUNTINGPOLICIES

The Jensen Portfolio, Inc. (the "Fund") was organized as an Oregon Corporation on April 17, 1992, and is registered as an open-end, nondiversified management investment company under the Investment Company Act of 1940. The principal investment objective of the Fund is long-term capital appreciation. The Fund issued and sold 10,000 shares of its capital stock at $10 per share on June 29, 1992 ("initial shares"). The Fund commenced operations on August 3, 1992.

The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation - Securities that are listed on United States stock exchanges are valued at the last sale price on the day the securities are valued or, if there has been no sale on that day, then at the average of the last available bid and ask prices. Quotations are taken from the market in which the security is primarily traded. Over-the-counter securities are valued at the last sale price on the day the securities are valued, or if there has been no sale on that day, then at the average of the current bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined by the Investment Adviser at or under the direction of the Fund's Board of Directors. There were no securities valued by the Board of Directors for the six months ending November 30, 1999. Variable rate demand notes are valued at cost which approximates market value. Notwithstanding the above, fixed-income securities may be valued on the basis of prices provided by an established pricing service when the Board believes that such prices reflect market values.

b) Federal Income Taxes - No provision for federal income taxes has been made since the Fund has complied to date with the provisions of the Internal Revenue Code applicable to regulated investment companies and intends to continue to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders - Dividends to shareholders are recorded on ex-dividend date. Dividends from net investment income are declared and paid quarterly by the Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent financial reporting and tax differences are reclassified to capital stock.

d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other - Investment and shareholder transactions are recorded on trade date. Gains or losses from the investment transactions are determined on the basis of identified carrying value. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. These notes may present credit risk to the extent the issuer defaults on its payment obligation. The credit-worthiness of the issuer is monitored, and these notes are considered to present minimal credit risk in the opinion of the Investment Adviser.

2. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

                                                   SIX MONTHS
                                                     ENDED         YEAR ENDED
                                                  NOV. 30, '99     MAY 31, '99
                                                  ------------    ------------
Shares sold                                           21,237         138,587
Shares issued to holders in
  reinvestment of dividends                              622           2,605
Shares redeemed                                      (44,123)        (56,871)
                                                   ---------       ---------
Net increase (decrease)                              (22,264)         84,321

Shares outstanding:
Beginning of period                                1,263,762       1,179,441
                                                   ---------       ---------
End of period                                      1,241,498       1,263,762
                                                   ---------       ---------
                                                   ---------       ---------

3. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the six months ended November 30, 1999, were $3,100,962 and $5,616,865, respectively.

At November 30, 1999, gross unrealized appreciation and depreciation of investments were as follows:

Appreciation                                                     $11,380,709
(Depreciation)                                                      (110,096)
                                                                 -----------
Net appreciation on
  investments                                                    $11,270,613
                                                                 -----------
                                                                 -----------

At November 30, 1999, the cost of investments for federal income tax purposes was $15,246,103.

At May 31, 1999, the Fund had an accumulated net realized capital loss carryover of $16,593 expiring in 2007. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4. INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has entered into an Investment Advisory and Service Contract with Jensen Investment Management, Inc. Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 0.50% as applied to the Fund's daily net assets.

Certain officers and directors of the Fund are also officers and directors of the Investment Adviser.

5. EXPENSE GUARANTEE

In order to limit the Fund's expenses, the Investment Adviser has guaranteed that certain expenses payable by the Fund (including, but not limited to, management fees, legal, audit, custodial, printing and other regular Fund expenses, but excluding brokerage commissions, taxes, interest, organizational costs and other expenses that are capitalized, and all extraordinary items such as litigation or indemnification expenses) will not exceed specified levels in any fiscal year. If the Fund's regular operating expenses exceed the applicable limit specified below (expressed as a percentage of average daily net assets on an annual basis), the Investment Adviser will reduce its management fee, or reimburse the Fund, in an amount equal to the excess:

       Average Daily Net                                 Annual
      Assets for the Year                            Expense Limit
      -------------------                            -------------
   $100,000 -  $10,000,000                               2.00%
   $10,000,001 - $15,000,000                             1.75%
   $15,000,001 - $25,000,000                             1.50%
   $25,000,001 - $50,000,000                             1.25%
   $50,000,001 - $100,000,000                            1.00%
   $100,000,001 and above                                0.75%

Any reduction in management fees or reimbursement of expenses by the Investment Adviser required pursuant to the above expense guarantee will be computed and accrued daily, paid monthly and adjusted annually on the basis of the Fund's average daily net assets for the year.

6. DISTRIBUTIONS

On December 23, 1999 an ordinary income dividend of $0.01483423 per share aggregating $18,164 was declared. The distribution was paid on December 23, 1999 to shareholders of record on December 22, 1999.

JENSEN INVESTMENT MANAGEMENT

430 Pioneer Tower
888 SW Fifth Avenue
Portland, OR 97204-2018

503-274-2044
800-221-4384
Fax 503-274-2031